History and Organization of the Company	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
History and Organization of the Company

NOTE 1 – HISTORY AND ORGANIZATION OF THE COMPANY

Quest Solution, Inc., a Delaware corporation (“Quest” or the “Company”), was incorporated in 1973. Prior to 2008, the Company was involved in various unrelated business activities. From 2008-2014, the Company was involved in multiple businesses inclusive of an oil and gas investment company. Due to changes in market conditions, management determined to look for acquisitions which were positive cash flow and would provide immediate shareholder value. In January 2014, the first such acquisition was completed of Quest Marketing Inc. (dba Quest Solution, Inc.) (“Quest Marketing”).

Quest is a national mobility systems integrator with a focus on design, delivery, deployment and support of fully integrated mobile solutions. The Company takes a consultative approach by offering end to end solutions that include hardware, software, communications and full lifecycle management services. The professionals simplify the integration process and deliver the solutions to our customers. Motorola, Intermec, Honeywell, Panasonic, AirWatch, Wavelink, SOTI and Zebra are major suppliers which Quest Solution uses in the solutions we provide to our customers.

The Company’s business strategy developed into leveraging management’s relationships in the business world for investments for the Company. The Company intends to continue with its acquisition of existing companies with revenues and positive cash flow.

History

In May 2014, the Board of Directors voted to seek approval from the shareholders of the Company for a name change from Amerigo Energy, Inc. to Quest Solution, Inc. The Company received the approval from a majority of its stockholders and filed the amendment to its Articles of Incorporation with the State of Delaware. The name change became effective by the State of Delaware on May 30, 2014. The Company also requested a new stock symbol as a result of the name change and we were assigned our new trading symbol “QUES”.

In November 2014, the Company acquired 100% of the shares of Bar Code Specialties, Inc. (“BCS”) located in Southern California. BCS is a national mobility systems integrator and label manufacturer with a focus on warehouse and distribution industries. Since the combination of the two companies, the Company has been exploring efficiencies in all facets of the businesses and learning best practices from both executive teams. On December 31, 2016, the Company merged BCS into Quest Marketing to form one US legal entity as part of its streamlining efforts.

Effective October 1, 2015, the Company acquired the interest in ViascanQdata, Inc. (“Viascan”), a Canadian based operation in the same business line as Quest and their CEO, Gilles Gaudreault, was appointed the CEO of Quest, with our then CEO, Tom Miller, remaining as President and Chairman of the Board. During the 2016 fiscal year, Viascan changed its corporate name to Quest Solution Canada Inc.

Effective September 30, 2016, the Company sold all of the outstanding shares of Quest Solution Canada Inc., and the consideration received was $1.0 million in cash of which $576,592 was received at closing and the balance was required to be paid before April 30, 2017. In addition, the Company redeemed 1 share of Preferred Class B Stock and 1,839,030 shares of Preferred Class C Stock of the Company, as well as the accrued dividend of $31,742 thereon. Lastly, Quest Exchange Ltd., a wholly owned subsidiary of the Company, redeemed 5,200,000 exchangeable shares as part of the divestiture.

Additionally, as part of the transaction, Viascan Group Inc., the acquirer, assumed $1,000,000 of liabilities which the Company had at September 30, 2016. Other consideration that is part of the transaction included:

-	● Full release from five employment contracts, inclusive of the former CEO, Gilles Gaudreault. This release included cancelation of the contracts as well as the deferred salary and signing bonus provisions which would have inured to the employee.

-	● The Company is canceled the intercompany debts of approximately $7.0 million as well. The Company will also receive a contingent consideration of 15% of the net value proceeds, up to a maximum of $2,300,000, received upon a liquidity event or a change of control of Quest Solution Canada Inc. for a period of 7 years subsequent to the transaction.

-	● The Company also negotiated a right of first refusal for any offer to purchase Quest Solution Canada Inc. for a 7 year period.

-	● The assets sold consisted primarily of accounts receivable, inventories, property and equipment, and other assets. The buyer also assumed certain accounts payable and accrued liabilities.

The operations of Quest Solution Canada Inc. have been classified as a discontinued operation and the assets and liabilities of Quest Solution Canada Inc. have been classified as held for disposal.

On October 5, 2018, the Company entered into the HTS Purchase Agreement with Walefar and Campbeltown, (Walefar and Campbeltown are collectively referred to as the “Sellers”). Pursuant to the HTS Purchase Agreement, the Company purchased 100% of the capital stock of HTS Image Processing, Inc. (“HTS”) from the Sellers. Also, the Company acquired HTS’s wholly owned subsidiaries HTS USA, Inc. and Teamtronics Ltd (“TT Ltd”).